         THIRD AMENDMENT dated as of March 23, 1999 (the "Third Amendment") to the NOTE AGREEMENT dated as of April 12, 1995, as amended by the First Amendment dated as of September 12, 1997, and as amended by the Second Amendment dated as of September 15, 1998 (as amended, the "Agreement") by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the "Company"), AMERIGAS PROPANE, INC., a Pennsylvania corporation formerly known as New AmeriGas Propane, Inc. (the "General Partner"), PETROLANE INCORPORATED, a Pennsylvania corporation and successor by merger to Petrolane Incorporated, a California corporation ("Petrolane"; the Company, the General Partner and Petrolane being hereinafter collectively referred to as the "Obligors"), and each of the noteholders listed in Schedule I to the Agreement as amended hereby (the "Holders").

         WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

                  1. Amendments to the Agreement. Effective as of the Effective Date (as hereinafter defined), the Agreement is hereby amended as follows:

                  1.1 Amendment to Section 13.

                           (a) Section 13.1 is hereby amended by deleting the
definition "1998 Notes" and substituting in lieu thereof the following definition:

                                    "Series D Notes: the Notes issued in an
                           aggregate principal amount not exceeding $70,000,000 pursuant to the Note Agreements, each dated as of March __, 1999, among the Company, the General Partner and the purchasers named in Schedule I thereto (but not any extension, refunding or refinancing thereof)."

                  1.2 The Agreement is hereby amended by deleting the term "1998 Notes" in every place in which it appears in the Agreement and substituting in lieu thereof the term "Series D Notes".

                  2. Conditions to Effectiveness of this Third Amendment. This Third Amendment shall become effective only upon the satisfaction in full (or waiver by the Required Holders) of the following conditions precedent (the first date upon which each such condition shall have been so satisfied or waived being herein referred to as the "Effective Date"):

                           (a) No Defaults. On the Effective Date (after giving
effect to this Third Amendment), no Default or Event of Default shall have occurred and be continuing.

                           (b) Third Amendment. Each of the Obligors and the
Required Holders shall have executed this Third Amendment, and counterparts hereof bearing the signatures of the Obligors shall have been delivered to the Holders together with a notice from the Company to each Holder as to the satisfaction of this condition.

                  3.  Direction Notices.



                           (a) Each of the Holders which executes this
Amendment, by its execution of this Amendment, confirms that it has received each of the documents identified on Schedule A hereto, which documents have been distributed by the Obligors to satisfy the requirement to distribute a copy of the proposed New Parity Debt Agreements and to deliver evidence that the incurrence of the Indebtedness evidenced by the Series D Notes complies with
Section 10.1(f) of the Agreement as of the issuance date as set forth in Section 6(a)(ii) of the Intercreditor Agreement.

                           (b) Each of the Holders which executes this
Amendment, by its execution of this Amendment, hereby (1) agrees that, upon the satisfaction of the conditions set forth below, the conditions to the Obligors designation of the Series D Notes as Parity Debt set forth in Section 6(a) of the Intercreditor Agreement (assuming the accuracy of the representations and warranties made by the Obligors therein) will have been satisfied and (2) thereupon authorizes and directs the Collateral Agent to confirm in writing to the New Parity Lenders or the New Parity Agent, if any (as such terms are defined in the Supplement), that the conditions set forth in Section 6(a) have been satisfied with respect to that certain Note Agreement, to be dated as of March, 1999, among the Company, the General Partner and the purchasers named in
Schedule I thereto, relating to the Series D Notes (the "Series D Note Agreement"), such Series D Note Agreement to be in the form delivered to the Holders pursuant to Section 3(a) above, with no material modifications thereof (provided that the completion of certain currently blank provisions shall not constitute a material modification):

                                    (i) The Collateral Agent shall have received
a supplement (the "Supplement") to the Intercreditor Agreement in the form of Exhibit A to the Intercreditor Agreement, executed and delivered by the Obligors, the New Parity Lenders and the New Parity Agent, if any (as each such term is defined in the Supplement), with no modifications thereto other than minor, nonmaterial changes necessary to identify the Series D Notes transaction.

                                    (ii) The Collateral Agent shall have
received an Officer's Certificate (as defined in the Intercreditor Agreement, an "Officer's Certificate") of the Borrowers to the effect that (A) Sections 9.3(b) and 10.7(c) of the Series D Note Agreements are substantially identical to (including without limitation with respect to amounts to be prepaid), and not in conflict or inconsistent with (1) Section 9.3(b) of the Note Agreements and
Section 2.7(c) of the Credit Agreement with respect to Excess Taking Proceeds (as defined in the Intercreditor Agreement) or (2) Section 10.7(c) of the Note Agreements and Section 8.8(c) of the Credit Agreement with respect to Excess Sale Proceeds (as defined in the Intercreditor Agreement) and (B) the incurrence of the Series D Notes complies with the terms of Section 10.1(a), 10.1(b), 10.1(e) or 10.1(f) of the Note Agreements and Section 8.1(a), 8.1(b), 8.1(e) or 8.1(f) of the Credit Agreement.

                                    (iii) The Collateral Agent shall have
received an Officer's Certificate of the Obligors to the effect that all state and local stamp, recording, filing, intangible and similar taxes or fees which are payable in connection with the inclusion of the Series D Notes as Obligations (as defined in the Intercreditor Agreement) shall have been paid.

                                    (iv) The Collateral Agent shall have
received an Officer's Certificate of the Obligors to the effect that no General Event of Default shall have occurred and be continuing as of the date of the Supplement and as of the Parity Effective Date.

                                    (v) The Company shall have delivered to each
of the Holders an execution copy of an amendment to the Credit Agreement relating to the issuance of the Series D Note Agreement.



                                      -2-
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                                    (vi) The Collateral Agent and the Obligors
shall have received counterpart execution copies of a Direction Notice executed and delivered by the Requisite Percentage, as required under the Intercreditor Agreement.

                           (c) Each of the Holders which executes this
Amendment, by its execution hereof, hereby (i) acknowledges that certain of the Mortgages contain limitations of the maximum principal amounts on the Obligations which are secured by such Mortgages, which limitations were established based upon the appraised value of each property covered by the Mortgages and (ii) in connection with the issuance of the Series D Notes and in connection with any future issuance of Parity Debt, authorizes and directs the Collateral Agent to negotiate and execute (A) at the request of the Borrowers, amendments to each of the Florida Mortgages and to such of the other Mortgages as deemed necessary or advisable by the Collateral Agent to establish such separate limitations with respect to the Series D Notes (or future issuances of Parity Debt, as the case may be) in an amount that increases the aggregate amount of the limitations on the maximum principal amounts secured by such Mortgage to 105% of the amount of the then current limitation(s) in such Mortgage, and (B) any other Mortgages or amendments to Mortgages deemed necessary by the Collateral Agent to obtain title insurance endorsements on the properties covered by the Mortgages.

                  4. Agreement; Terms. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof, and this Third Amendment shall not be deemed to waive or amend any provision of the Agreement or the Intercreditor Agreement except as expressly set forth herein. As used in the Agreement, the terms "this Agreement," "herein," "hereinafter," "hereunder," "hereto" and words of similar import shall mean and refer to, from and after the Effective Date, unless the context otherwise specifically requires, the Agreement as amended by this Third Amendment. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement or, in the case of Section 3 above, the Intercreditor Agreement.

                  5. Headings. Section headings in this Third Amendment are included herein for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

                  6. Counterparts. This Third Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

                  7. Expenses. The Company agrees to pay all reasonable out-of-pocket expenses incurred by the Holders in connection with the preparation of this Third Amendment, including, but not limited to, the reasonable fees, charges and disbursements of one outside special counsel for the Holders as provided for in Section 16.1 of the Agreement.

                  8. Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (other than any conflicts of law rule which might result in the application of the laws of any other jurisdiction).

                  9. Ratification and Confirmation of Security Documents. The Company hereby ratifies and confirms the provisions of the Security Documents for the benefit from time to time of the holders of the Notes.



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                   IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be executed as of the date first above written.

                      AMERIGAS PROPANE, L.P.

                      By:   AmeriGas Propane, Inc.,
                            its general partner

                      By:   /s/ Martha B. Lindsay
                            ---------------------------------------------
                            Martha B. Lindsay
                            Vice President - Finance and Chief Financial Officer

                      AMERIGAS PROPANE, INC.

                      By:   /s/ Martha B. Lindsay
                            ---------------------------------------------
                            Martha B. Lindsay
                            Vice President - Finance and Chief Financial Officer

                      PETROLANE INCORPORATED

                      By:   /s/ Martha B. Lindsay
                            ---------------------------------------------
                            Martha B. Lindsay
                            Vice President - Finance and Chief Financial Officer

                      THE PRUDENTIAL INSURANCE COMPANY OF
                        AMERICA (registered holder of Notes #RA-1, RA-2, RA-3, RA-4 and RA-5)

                      By:   /s/ Robert G. Gwin
                            ---------------------------------------------
                            Robert G. Gwin
                            Title:  Vice President

                      METROPOLITAN LIFE INSURANCE COMPANY
                      (registered holder of Note #RB-1)

                      By:   /s/ Michael J. Kroeger
                            ---------------------------------------------
                            Name:  Michael J. Kroeger
                            Title: Managing Director


                      THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                       UNITED STATES (registered holder of Note #RC-1)

                      By:
                            ---------------------------------------------
                            Name:
                            Title:

              [SIGNATURE PAGE TO THIRD AMENDMENT TO NOTE AGREEMENT]

                           CIG & CO. (registered holder of Notes #RC-2, RC-3, RC-4, RC-6 and RC-14 (beneficially owned by Connecticut General Life Insurance company); registered holder of Note #RC-12 (beneficially owned by Insurance Company of North America); and Note #RC-13 (beneficially owned by Life Insurance Company of North America))


                           By:   /s/ James G. Schelling
                                 -----------------------------------------
                                 Name:  James G. Schelling
                                 Title: Partner

                           CIGNA PROPERTY AND CASUALTY INSURANCE
                             COMPANY (registered holder of Note #RC-7)

                           By:   /s/ James G. Schelling
                                 -----------------------------------------
                                 Name:  James G. Schelling
                                 Title: Managing Director


                           TEACHERS INSURANCE AND ANNUITY ASSOCIATION
                             OF AMERICA (registered holder of Note #RC-10)

                           By:   /s/ Glenn S. Brausa
                                 -----------------------------------------
                                 Name:  Glenn S. Brausa
                                 Title: Managing Director
                                        High Yield and Convertible Bond Group

                           TRAL & CO ((registered holder of Note #RC-11
                                (beneficially owned by Travelers Insurance
                                Company)

                           By:
                                 -----------------------------------------
                                 Name:
                                 Title:

                           LINCOLN NATIONAL LIFE INSURANCE COMPANY
                             (registered holder of Note #RC-15)


                           By:      /s/ J. Steven Staggs
                                    --------------------------------------
                                    Name:    J. Steven Staggs
                                    Title:   Vice President



              [SIGNATURE PAGE TO THIRD AMENDMENT TO NOTE AGREEMENT]



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                                                                      Schedule A

1.       A copy of the proposed Note Agreement in respect of the Series D Notes;

2. Evidence that the incurrence of the Indebtedness evidenced by the Series D Notes complies with Section 10.1(f) of the Agreement as of the issuance date; and

3. A copy of the Summary of Terms of the Series D Notes as set forth in the Offering Memorandum in respect thereof.